UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26224	51-0317849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2023 annual meeting of stockholders (the “Annual Meeting”) of Integra LifeSciences Holdings Corporation (the “Company”) was held on May 12, 2023. The final results of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: All of the nominees for director of the Board of Directors (the “Board”) of the Company were elected to serve until the Company’s 2024 annual meeting of stockholders or until their respective successors are elected and qualified, by the votes set forth below.

Nominees	For	Against	Abstain	Broker Non-Vote
Keith Bradley	74,622,029	2,199,092	56,101	2,250,376
Shaundra Clay	76,404,281	419,511	53,430	2,250,376
Jan De Witte	75,717,792	1,103,473	55,957	2,250,376
Stuart M. Essig	75,127,004	1,704,299	45,919	2,250,376
Barbara B. Hill	70,176,495	6,647,412	53,315	2,250,376
Renee W. Lo	76,338,362	483,275	55,585	2,250,376
Raymond G. Murphy	74,629,418	2,190,749	57,055	2,250,376
Christian S. Schade	75,358,826	1,460,930	57,466	2,250,376

Item No. 2: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year, by the votes set forth below.

For	Against	Abstain	Broker Non-Vote
78,368,495	722,305	36,798	0

Item No. 3: The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, by the votes set forth below.

For	Against	Abstain	Broker Non-Vote
73,644,075	3,183,998	49,149	2,250,376

Item No. 4: The stockholders voted, on an advisory basis, on how frequently future advisory votes on the compensation of the Company’s named executive officers should be held as set forth in the table below.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
75,886,421	3,291	955,372	32,138	2,250,376

In light of these voting results and other factors considered by the Board, the Board has determined that the Company will include a stockholder vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: May 16, 2023	By:	/s/ Eric I. Schwartz
Eric I. Schwartz
	Title:	Executive Vice President, Chief Legal Officer and
Secretary